MAINSTAY VP FUNDS TRUST

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Supplement dated October 1, 2014 (“Supplement”)

to the Summary Prospectus and Prospectus dated May 1, 2014, as supplemented

At meetings held on September 22-24, 2014, the Board of Trustees (“Board”) of MainStay VP Funds Trust approved certain matters with respect to the MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio (“Portfolio”). These matters are described below.

Name Change. On or about November 14, 2014, the name of the Portfolio will change from MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio.

Change in Subadvisors. The Board approved, subject to policy holder approval, new subadvisory agreements (“New Subadvisory Agreements”) between (a) New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), and (b) New York Life Investments and Candriam Belgium (“Candriam”), pursuant to which Cornerstone Holdings and Candriam would serve as subadvisors to the Portfolio and each would manage a portion of the Portfolio’s assets. The subadvisory agreements between New York Life Investments and Dimensional Fund Advisors LP (“DFA”) and New York Life Investments and DuPont Capital Management Corporation (“DuPont”) that are currently in effect with respect to the Portfolio will remain in effect until the New Subadvisory Agreements are approved by policy holders, unless otherwise terminated by the applicable Subadvisor.

Change in Principal Investment Strategies and Investment Process. In addition to approving the Subadvisory Agreements and the change in the Portfolio’s name, the Board also approved changes to the principal investment strategies and investment process of the Portfolio. Upon policy holder approval of the change in Subadvisors, it is anticipated that the principal investment strategies and investment process of the Portfolio will be as follows:

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may also invest in exchange-traded funds.

The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Portfolio may also invest in American Depositary Receipts.

The Portfolio utilizes two Subadvisors, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and Candriam Belgium (“Candriam”), with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

Cornerstone Holdings’ Investment Strategies & Process: Cornerstone Holdings seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the MSCI Emerging Markets Index (the “Index”). Investments are selected using an objective, disciplined and broadly applied process while seeking limited exposure to risk. Cornerstone Holdings seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit Cornerstone Holdings’ ability to overweight or underweight particular sectors or industries relative to the Index. Cornerstone Holdings will further seek to reduce risk by diversifying assets over a large number of securities.

Either directly or through derivatives, Cornerstone Holdings may take long and short positions to better enable its portion of the Portfolio to seek to produce returns that are in excess of the Index.

Based on quantitative analysis, Cornerstone Holdings will take long positions in, or overweights relative to the Index, equity securities that it believes have a high probability of providing a total return greater than the Index. Also, Cornerstone Holdings will underweight or sell short securities that it believes are likely to underperform. This means that Cornerstone Holdings may sell a security that the Portfolio does not own, which it may do, for example, when it believes that the value of the security will decline. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions may vary over time as market opportunities develop.

Candriam Investment Strategies & Process: Candriam seeks to create medium to longer-term capital appreciation through investments in emerging market companies that generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction based portfolio, aiming for consistent and repeatable risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends, relative to their country and/or sector. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the benchmark. Candriam seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.

Investments Across the Fund: The Portfolio may invest in swaps, futures, forwards and options.

In unusual market conditions, the Portfolio may invest all or a portion of its assets in equity securities of U.S. and non-U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

Each Subadvisor may sell a security, or reduce or eliminate a short position, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

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Change in Portfolio Managers. Effective upon policy holders’ approval of Cornerstone Holdings and Candriam as the new subadvisors to the Portfolio, the following individuals would be primarily responsible for the day-to-day management of the Portfolio:

Subadvisor	Portfolio Manager
Cornerstone Holdings	Andrew Ver Planck, CFA, Senior Vice President
Jeremy Roethel, CFA, Vice President
Candriam	Jan Boudewijns, Head of Emerging Markets Equity Management
Philip Screve, Senior Equity Fund Manager
Mohamed Lamine Saidi, Senior Fund Manager

Portfolio Transition. In order to implement the principal investment strategies and investment process described above, the Portfolio may experience a high level of portfolio turnover. Any brokerage or transaction expenses related to the repositioning of the Portfolio would be divided equally between the Portfolio and the Manager.

Reduction in Management Fee Paid to New York Life Investments. The Board also approved a reduction in the contractual management fee paid to New York Life Investments as the Portfolio’s Manager from 1.20% to 1.10% This change would become effective upon policy holders’ approval of Cornerstone Holdings and Candriam as the new Subadvisors to the Portfolio.

A proxy statement containing detailed information concerning the change in Subadvisors is expected to be mailed in November 2014 to the policy holders invested in the Portfolio, and may also be obtained at that time by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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